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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form 10-SB of our report dated October 8, 1998 relating to the financial statements of Endless Youth Products, Inc.


BECKMAN KIRKLAND & WHITNEY

June 30, 1999